                                                                   Exhibit 99.01

                                         PART CC

        Section  1.   Legislative  findings  and  intent.  The New York  lottery represents  an  important  source of funding  for  education  in New York state.  Since 1967,  the lottery has earned $25 billion to support educa-
       tion statewide,  including $1.9 billion in fiscal year  2003-2004.  Since
       1967,  however,  the cost of education in New York has risen substantial-
       ly. For the 2003 school year,  despite  increased  ticket sales,  lottery proceeds accounted  for  only  five  percent of funding for education. To support  rising  education  costs,  additional  lottery revenues  must be generated.
        In keeping with  the  purpose  of  section  9  of article I of the state
       Constitution,  legislation   regarding lotteries distributions  seeks  to
       maximize the revenue generated for education through  lotteries,  includ-
       ing  revenue  generated  by video  lottery  gaming. The revenue generated thus far by video lottery  gaming  in  the  state,  however,  has not met predictions.  One  of  the  reasons  for  the  underperformance  of video lottery  gaming  has been a lack of  sufficient  incentives  for  lottery agents to invest in the infrastructure  necessary to support viable video lottery gaming  operations.  The vendor's fee currently paid to racetrack operators  under  subdivision  b of  section  1612  of the tax law is not sufficient to cover the significant costs of installation,  security, and operation of video  lottery  terminals  while still  providing the vendor
       racetracks   with a  sufficient  return so as to  support  the  necessary investments to ensure the viability of video lottery  gaming and,  there-
       by, maximize  lottery  support for education.  The  insufficiency  of the current vendor's fee is most acute at small and mid-sized  tracks,  which cannot  generate as large a volume of video  lottery  gaming  revenues to support their costs.
        The  vendor's  fee  paid to video  lottery game  operators in this state places the state at a competitive  disadvantage  with other states in the competition  for gaming  revenues.  New York  residents  have many gaming alternatives in nearby states and Indian  reservations.  In other states, vendor's  fees  provide  tracks  with a  significantly  higher  return on establishing and running gaming  operations.  For example,  in the neigh-
       boring  state of  Pennsylvania,  the  tracks  retain 48  percent of total gaming revenues,  after payout for prizes. Such vendor's fees enable such out-of-state  operators to compete more  effectively  and to draw patrons who would otherwise  patronize video lottery gaming  operations at tracks in New York state,  thereby  decreasing  video lottery gaming revenues in this state.
        Experience  has also  shown  that  video  lottery  operations  cannot be efficiently  marketed and promoted on a statewide basis.  Instead,  video lottery operations can be promoted  efficiently and  cost-effectively  if the marketing and promotion of video  lottery  terminals  are  handled by the individual  tracks,  who are in a position to tailor their  marketing

       and promotion to the particular  circumstances   of  the  localities from
       which they draw their patrons. Therefore, overall  lottery  revenues will be maximized  by  making available  to the  tracks  a  vendor's marketing allowance  to be used by each  track  for the  marketing,  promotion  and associated costs of its video lottery gaming operations,  consistent with the customary manner of marketing and promoting comparable  operations in the  industry and subject to the overall  supervision  of the division of the lottery.

        Given the vital  importance of  funding the  increasing  costs of educa-
       tion in New York state,  it is necessary to generate  additional  revenue through video lottery gaming  operations.  The intent of this legislation is to establish  a  vendor's  fee  and a vendor's marketing allowance for the  racetracks  authorized to operate video  lottery  gaming  facilities that will provide the  necessary  resources and  incentives  to undertake the capital, marketing and other  expenditures  necessary  to  create and sustain viable  video  lottery  gaming,  and  thereby  ensure the maximum lottery support  for  education.  Therefore, the legislature specifically finds that the amendments provided  for  in  this act reflect the compen-
       sation,  marketing and  promotional  allowances  that are  reasonable and necessary to fulfill these purposes.
        ss. 2. Subdivisions b and c of section 1612 of the tax law,  subdivision
       b as amended and  subdivision  c as added by section 3 of part W of chap-
       ter 63 of  the  laws of  2003,   are   amended   to  read   as   follows:
       b.   Notwithstanding  section one hundred twenty-one of the state finance law, on or before  the  twentieth  day  of each month, the division shall
       pay into the  state  treasury,   to the credit of the state  lottery fund
       created by section  ninety-two-c  of the state finance law, not less than forty-five percent of the total amount for which  tickets  have been sold
       for games defined in   paragraph  four of  subdivision  a of this section
       during the preceding month,  not  less  than  thirty-five  percent of the total amount for which  tickets have been sold for games defined in para-
       graph three of subdivision a of this section during the preceding  month, not less than twenty  percent of the  total amount for which tickets have been sold for games defined in  paragraph  two of  subdivision  a of this section during the preceding month,  provided however that for games with a prize payout of seventy-five percent  of  the  total  amount  for which tickets have been sold, the division shall pay not less  than ten percent of sales into the state  treasury  and not less than  twenty-five percent of the total amount for which  tickets  have been sold for games  defined in paragraph one of  subdivision a of this section  during  the preceding month and the balance of the total  revenue  after  payout for prizes for games known as "video  lottery  gaming,"  less ten percent  of  the total revenue  wagered after  payout for prizes to be  retained by the division
       for   operation,  administration,  and  procurement   purposes;  less   a
       vendor's  fee  to  be  paid  to  the   track   operator   at   a  rate of
       thirty-two percent  for  the  first   fifty   million   dollars   annual-
       ly,  twenty-nine percent for the next hundred  million dollars  annually, and twenty-six percent  thereafter  of  the  total revenue wagered at the vendor track after payout for  prizes  pursuant to  this  chapter,  which
       amount shall be paid to the operator of the   racetrack  for serving as a
       lottery agent under this pilot program,  and less an additional  vendor's marketing allowance at a rate of  eight percent for the first one hundred million dollars  annually and five percent thereafter of the total reven-
       ue wagered at the vendor track after payout  for prizes to be used by the vendor track for the marketing and promotion and associated  costs of its video lottery gaming operations,  consistent with the customary manner of marketing comparable operations  in the industry and subject to the over-
       all  supervision  of the division; provided, however, that the additional vendor's marketing allowance shall not exceed  four  percent  in any year for any operator of a racetrack located in the county  of  Westchester or
       Queens. In  establishing  the  lottery   agent fee,  the  division  shall
       ensure the maximum  lottery support for education while also ensuring the effective implementation of section sixteen  hundred  seventeen-a of this article through the provision  of  reasonable  reimbursements and compen-
       sation to vendor  tracks  for participation in such pilot program. Within twenty days after any award of lottery  prizes,  the  division  shall pay into the state  treasury,  to the credit of the state lottery  fund,  the balance  of all  moneys  received  from the sale of all  tickets  for the lottery in which such prizes were awarded  remaining  after provision for the payment of prizes as herein  provided.  Any revenues derived from the sale of  advertising  on lottery  tickets shall be deposited in the state lottery fund.
        The specifications  for video lottery gaming shall be designed in such a manner as to pay  prizes  that  average  no less than  ninety  percent of sales.
        2. Of the  ten  percent  retained  by the  division  for  administrative purposes,  any amounts  beyond that which are necessary for the operation and  administration  of this  pilot  program  shall be  deposited  in the lottery education account.
        ss. 3. Section  1612 of the tax law is amended by adding a new  subdivi-
       sion d to read as follows:
        d. 1. Notwithstanding any law, rule or regulation to the contrary,  fees paid by the New York Racing Association, Inc. or any successor thereto to an outside  agent for the  marketing,  management  and operation of video lottery gaming at Aqueduct  racetrack shall be deemed  "associated costs"
       within the scope of the additional vendor's marketing allowance described in subdivision b of section sixteen hundred twelve of the tax law.
        2. Notwithstanding  any law, rule or  regulation  to the  contrary,  any successor to the New York Racing  Association,  Inc.  with respect to the operation and  maintenance of video lottery gaming at Aqueduct  racetrack shall be deemed the  successor to the New York Racing  Association,  Inc.
       for purposes of being subject to existing  contracts and loan agreements, if any, entered into by the New York Racing  Association,  Inc.  directly related to the  construction,  operation,  management and distribution of revenues of the video lottery gaming facility at Aqueduct racetrack.
        ss. 4. Section 4 of part C of chapter  383 of the laws of 2001  amending the tax law and other laws  relating to  authorizing  the division of the lottery to  conduct a pilot  program  involving  the  operation  of video lottery terminals at certain racetracks,  as amended by section 4 of part
       Z3 of chapter 62 of the laws of 2003, is amended to read as follows:

       ss. 4. This act shall take effect immediately;  provided,  however,  that the provisions of this act shall expire and be deemed  repealed  December
       31, 2017
        ss. 5. Paragraph b of subdivision 1 and subdivision 10 of section 208 of
       11 the racing,  pari-mutuel  wagering  and breeding  law,  paragraph b of subdivision  1 as  amended  by  chapter  445  of the  laws  of  1997  and subdivision  13 10 as  amended by  chapter  672 of the laws of 1997,  are amended to read as 14 follows:
        b. "Entire adjusted net income" shall be computed by adding  to  taxable income (but not including  taxable income  imputed to the  association by the extension of debt), as heretofore  provided,  the amount by which the operating  expenses of such association exceed one hundred six percent of such expenses during the prior year. Provided,  however, that in any year in which the  average  consumer  price  index for urban wage  earners and clerical  workers  prepared by the United  States  department of labor is more than six percent  higher than the average for such index  during the prior year,  the  percentage  increase  in such  index,  plus one hundred percent,  shall be used in lieu of one hundred six percent in calculating such amount.  For the purposes of this section,  operating expenses shall include  all  expenses  of such  association  for such year  except:  (i)
       charges for stakes, purses,  interest,  real estate taxes,  extraordinary
       nonrecurring   charges,   principal   debt   repayments   for     capital
       improvements  including  interest  thereon and other  necessary  expendi-
       tures  directly  related to the  construction  and  operation  of a video lottery terminal facility at Aqueduct racetrack,  and depreciation;  (ii)
       promotional  costs  incurred in connection  with specific  events;  (iii)
       costs  incurred in the purchase of  advertising  services;  and (iv), for calendar years nineteen  hundred  eighty-six and nineteen hundred eighty-
       seven,  liability  insurance  costs. In accordance with the provisions of subdivision four of this section, the state comptroller shall ensure that such association reports its expenses on a basis that accurately reflects the provisions of this subdivision.
        10. Any non-profit racing  association  which is franchised  pursuant to this  section  shall take such steps as are  necessary  to ensure that it operates in a sound, economical,  efficient and effective manner so as to produce a reasonable  revenue for the support of government.  In carrying out these  responsibilities,  the board of trustees  of such  association shall require the  appropriate  officers of the association to present to such board of trustees  for its approval  prior to the  beginning of each fiscal year an operating  budget covering all of the expenses  planned to be incurred  during such year and a plan of  operation.  The form of such plan of operation shall be subject to an agreement  between the board and a non-profit racing association.
        If at any time, the total expenses of such  association,  except princi-
       pal debt repayments with interest  thereon for capital  improvements  and other necessary  expenditures  directly  related to the  construction and operation of a video  lottery  terminal  facility at Aqueduct  racetrack, taxes, fees or special  assessments levied by the state of New York or by any agency or  instrumentality  of the state or by any political subdivi-
       sion of the state or any agency or instrumentality thereof, exceed or are  anticipated  during the ensuing year to exceed  ninety per centum of the revenues  available to such association for its operations,  pursuant
       to  section  two   hundred    twenty-nine  of  this  article,  then  such
       board of trustees  shall  thereafter  disapprove  any proposed  operating budgets which provide for operating expenses in excess of a percentage of such expenses  during the prior year with such  percentage to be equal to the percentage which total revenue from the conduct of such facili- ties, race  meetings,  races and  pari-mutuel  betting in the  current  year is projected to bear to such revenue  during the previous year provided that such  latter  percentage  may be  modified  to reflect  unusual or nonre-
       curring circumstances  occurring during either such year. Calculations of such  percentages,  including  a clear  specification  of any  unusual or nonrecurring  circumstances  being taken into consideration in the calcu-
       lation of such latter  percentage,  shall be included in the accompanying reports  submitted by such  association in accordance with the provisions
       of  paragraph  a  of  subdivision  two  of  section   two  hundred  thir-
       ty-one-a  of this  article  and  subdivision  one of section  two hundred fifty-eight  of this  chapter.  In any  year in  which  actual  operating expenses are greater than the operating  expenses allowed pursuant to the provisions of this subdivision,  the amount by which such actual expenses exceed such allowed  expenses shall be added to taxable income in comput-
       ing "entire  adjusted net income" for use in  calculating  the  franchise fees due to the  state  and to the New  York  state  thoroughbred  racing capital  investment fund in accordance with the provisions of paragraph a of subdivision one of this section.
        ss. 6. This act shall take effect immediately.
         ss. 2. Severability clause. If any clause, sentence, paragraph, subdivi-
       sion,  section  or part of this act  shall be  adjudged  by any  court of competent  jurisdiction  to be invalid,  such judgment  shall not affect, impair, or invalidate the remainder thereof, but shall be confined in its operation to the clause,  sentence,  paragraph,  subdivision,  section or part thereof  directly  involved in the  controversy  in which such judg-
       ment shall have been rendered.  It is hereby declared to be the intent of the  legislature  that this act  would  have  been  enacted  even if such invalid provisions had not been included herein.
        ss. 3. This act shall take effect immediately provided, however, that the applicable  effective  date of Parts A through CC of this act shall be as specifically set forth in the last section of such Parts.